UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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Halozyme Therapeutics, Inc.
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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS To Be Held November 14, 2007
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
SOLICITATION AND VOTING
PROPOSAL NO. 1 APPROVAL OF AN AGREEMENT AND PLAN OF MERGER PURSUANT TO WHICH WE WILL REINCORPORATE FROM THE STATE OF NEVADA TO THE STATE OF DELAWARE
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
TRANSACTION OF OTHER BUSINESS
Exhibit A
Exhibit B
Exhibit C

October 11, 2007

Dear Stockholder:

A special meeting of stockholders will be held on Wednesday November 14, 2007, at 9:00 a.m. local time, at the Halozyme Conference Center, 11404 Sorrento Valley Road, San Diego, California 92121. You are cordially invited to attend.

The Notice of Special Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of Halozyme Therapeutics, Inc. by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

The board of directors and management of Halozyme thank you in advance for your participation, either in person or by proxy, at the special meeting.

Sincerely yours,

Jonathan E. Lim, M.D.

President and Chief Executive Officer

11588 Sorrento Valley Road, Suite 17
San Diego, California 92121

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held November 14, 2007

TO OUR STOCKHOLDERS:

Notice is hereby given that a special meeting of the stockholders of Halozyme Therapeutics, Inc., a Nevada corporation, will be held on November 14, 2007, at 9:00 a.m. local time, at the Halozyme Conference Center, 11404 Sorrento Valley Road, San Diego, California 92121, for the following purposes:

1. To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware.

2. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on September 25, 2007 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement.

David A. Ramsay

Chief Financial Officer and Secretary

San Diego, California
October 11, 2007

IMPORTANT:
Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to assure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the board of directors of Halozyme Therapeutics, Inc., a Nevada corporation, for use at its special meeting of stockholders to be held on November 14, 2007, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the enclosed proxy are being mailed to stockholders on or about October 11, 2007.

SOLICITATION AND VOTING

Voting Securities.  Only stockholders of record as of the close of business on September 25, 2007, will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 76,882,780 shares of Common Stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the special meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes.  A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Non-routine matters include the approval of our reincorporation from Nevada to Delaware.

Solicitation of Proxies.  We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.

Voting of Proxies.  All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of each proposal. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Halozyme a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

PROPOSAL NO. 1

APPROVAL OF AN AGREEMENT AND PLAN OF MERGER
PURSUANT TO WHICH WE WILL REINCORPORATE FROM
THE STATE OF NEVADA TO THE STATE OF DELAWARE

The board of directors has approved, subject to stockholder approval, an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Exhibit A and should be read in its entirety. As part of the Reincorporation, we will merge with and into a currently wholly-owned subsidiary, Halozyme Therapeutics, Inc., a Delaware corporation (“Halozyme Delaware”), which will result in, among other things:

•	your right to receive one share of common stock, par value $0.001 per share, of Halozyme Delaware, for every one share of our common stock, par value $0.001 per share, owned by you as of the effective date of the Reincorporation;

•	the persons presently serving as our executive officers and directors continuing to serve in such respective capacity with Halozyme Delaware;

•	the adoption of an Amended and Restated Certificate of Incorporation (as well as a Certificate of Designation, Preferences and Rights) under the laws of the State of Delaware in the forms attached hereto as Exhibit B, pursuant to which our authorized common stock will remain at 150,000,000 shares, $0.001 par value per share and we will continue to have 20,000,000 authorized shares of preferred stock, $0.001 par value per share, with 500,000 of such shares of preferred stock designated as Series A Preferred Stock, $0.001 par value per share; and

•	the adoption of new Bylaws under the laws of the State of Delaware in the form attached hereto as Exhibit C.

Our common stock is currently quoted on the Nasdaq Global Market. We believe that the common stock of Halozyme Delaware will also be quoted on the Nasdaq Global Market.

The board of directors believes that the Reincorporation of our company from the State of Nevada to the State of Delaware will benefit our company and our stockholders. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations. For this reason, many major corporations have incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by our company. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware Law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to our corporate legal affairs.

For these reasons, the board of directors believes that it is in our best interest for us to incorporate in the State of Delaware from our present domicile of Nevada. See “Significant Differences between the Corporate Laws of Nevada and Delaware.”

Principal Features of the Reincorporation

The Reincorporation will be effected by the merger of our company with and into our wholly-owned Delaware subsidiary corporation (“Halozyme Delaware”). Halozyme Delaware was created for the sole purpose of effecting the Reincorporation and, to date, has not conducted any business or operations. Upon the completion of the Reincorporation, Halozyme Delaware will continue on as the surviving corporation. The Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Nevada, which filings are expected to occur as promptly as practicable after the requisite stockholder approval for the Reincorporation is obtained. Upon the completion of the Reincorporation, the Certificate of Incorporation and Bylaws of Halozyme Delaware, attached hereto as Exhibit B and Exhibit C, will be the governing charter documents of the surviving corporation.

On the effective date: (i) each outstanding share of our common stock shall be converted into one share of Halozyme Delaware’s common stock; (ii) the stock purchase right associated with each outstanding share of our common stock under our existing Rights Agreement will convert into an identical stock purchase right associated with each share of Halozyme Delaware common stock, and (iii) each outstanding share of Halozyme Delaware’s common stock held by us shall be retired and canceled and shall resume the status of authorized and un-issued common stock.

Upon completion of the Reincorporation, our daily business operations will continue as they are presently conducted. The individuals who will serve as our executive officers following the Reincorporation are those who currently serve as executive officers of our company. The Reincorporation will not effect a change in our name. The name will remain “Halozyme Therapeutics, Inc.” and we will continue to conduct operations through our wholly-owned subsidiary, Halozyme, Inc., a California corporation.

The board of directors has the authority, in the name and on behalf of our company to take any action to abandon the merger and the Reincorporation either before or after stockholder approval has been obtained.

Significant Differences Between the Corporate Laws of Nevada and Delaware

We are currently incorporated under the laws of the State of Nevada, but by virtue of the Reincorporation we will become subject to the laws of the State of Delaware. On consummation of the merger, our stockholders, whose rights currently are governed by Nevada laws and Articles of Incorporation and Bylaws created pursuant to Nevada laws, will become stockholders of a Delaware company, Halozyme Delaware, and their rights as stockholders will then be governed by Delaware laws and a Certificate of Incorporation and Bylaws which have been drafted and created under Delaware laws.

Although the corporate statutes of Nevada and Delaware are similar in some respects, many differences exist between the two statutory schemes. The most significant differences, in the judgment of our management and legal counsel, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (“Delaware Law”) and Chapters 78 and 92A of the Nevada Revised Statutes (“Nevada Law”) to understand the impact of changing our applicable statutory scheme by virtue of the Reincorporation.

Classified Board of Directors.  Currently, our board of directors is classified into three classes under Nevada Law and the Bylaws of Halozyme Delaware contemplate the continued classification of directors into three classes. While Nevada Law permits a corporation to classify a board into as many as four classes, Delaware Law only permits a corporation to classify the board of directors into as many as three classes. In the future, should we wish to classify our board into four classes, we will be unable to do so under Delaware Law.

Removal of Directors.  With respect to removal of directors, under Nevada Law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause and there are no special provisions relating to the removal of directors when a board is divided into classes. Under Delaware Law, the general rule is that a director may be removed with or without cause by a majority of the shares then entitled to vote at an election of directors, provided, however, that if a board is classified, a director can be removed only for cause by the holders of a majority of the shares then entitled to vote in an election of directors unless the certificate of incorporation provides otherwise. The Certificate of Incorporation for Halozyme Delaware does not contain such a provision, so the removal of a director of Halozyme Delaware may only be accomplished by the stockholders of Halozyme Delaware if they can show cause under Delaware Law.

Special Meetings of Stockholders.  Delaware Law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada Law permits special meetings of stockholders to be called by the board of directors, any two directors or the president of the company unless otherwise provided in the articles of incorporation or bylaws of the company. Our current Bylaws, however, state that a special meeting of stockholders may only be called by either the board of directors or the chairman of the board and the Bylaws of Halozyme Delaware contain similar language.

Indemnification of Officers and Directors and Advancement of Expenses.  Delaware and Nevada have substantially similar provisions that permit indemnification by a corporation of its officers, directors, employees and agents where they acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. In addition, Nevada Law provides that a director or officer will not be liable to the corporation or its stockholders for any act or failure to act unless it is proven that his or her act or failure to act constituted a breach of fiduciary duties and the breach of such duties involved intentional misconduct, fraud, or a knowing violation of law, and the corporation is free to indemnify the director or officer if the director or officer is not liable under this provision and regardless of any determination of the director’s or officer’s good faith.

Both Nevada Law and Delaware Law permit the reimbursement of expenses in advance of the final disposition of an action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount advanced if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Under Nevada Law, however, the articles of incorporation or bylaws may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. The board of directors of Halozyme Delaware will retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under Delaware Law.

Limitation on Personal Liability of Directors.  A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Certificate of Incorporation for Halozyme Delaware limits the liability of its directors to the fullest extent permitted by law. The similar limitation of liability provision under Nevada Law applies automatically, unless limited in the articles of incorporation or bylaws, to both directors and officers and applies to the breach of any fiduciary duty, including the duty of loyalty. Thus, the limitation on liability contained in the Certificate of Incorporation of Halozyme Delaware will not extend to officers and will be more limited under Delaware Law than the limit on officers and directors liability that applied under Nevada Law. Halozyme Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of Delaware Law and its Certificate of Incorporation.

Dividends.  Delaware Law is more restrictive than Nevada Law with respect to when dividends may be paid. Under Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. Nevada Law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws.  In general, both Delaware Law and Nevada Law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation’s certificate/articles of incorporation. Both Delaware Law and Nevada Law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s organizational documents grant such power to its board of directors. Both Nevada Law and Delaware Law permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively. However, Nevada Law allows the board of directors, without stockholder approval, to increase or decrease the number of authorized shares of capital stock if the number of outstanding shares is proportionately increased or decreased. The Delaware Law does not have a similar provision. Consistent with Delaware Law, the Certificate of Incorporation for Halozyme Delaware will authorize the board to amend, make, modify or repeal our Bylaws.

Actions by Written Consent of Stockholders.  Nevada Law and Delaware Law each provide that, unless the articles/certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. The Certificate of Incorporation for Halozyme Delaware prohibits the taking of stockholder actions via written consent actions.

Stockholder Vote for Mergers and Other Corporation Reorganizations.  In general, both Nevada and Delaware require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. Delaware Law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada Law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Restrictions on Business Combinations.  Both Delaware Law and Nevada Law contain provisions restricting the ability of a corporation to engage in certain transactions with an interested stockholder. The restrictions prohibit a corporation, except in limited circumstances, from engaging in a merger, sale of assets or significant sale of stock with any interested stockholder for a three-year period following the date such stockholder became an interested stockholder. Under Delaware Law an interested stockholder is a person who holds 15% or more of the outstanding voting stock, which was acquired other than solely through an action by the corporation. Under Nevada Law, the definition of interested stockholder is similar except that a holder of 10% or more of the voting stock is an interested stockholder. Based upon this difference in percentage thresholds, Halozyme Delaware will be able to engage in certain transactions with stockholders that would otherwise be prohibited under Nevada Law. Based on public disclosures regarding direct and indirect stock ownership, a current member of our board of directors, Randal J. Kirk, became an interested stockholder under Nevada Law in 2006. Based on these public disclosures, Mr. Kirk will not be characterized as an interested stockholder under Delaware Law upon the effectiveness of the Reincorporation as his ownership interests do not meet the 15% ownership threshold under Delaware Law. Both the Delaware and Nevada Law permit a corporation to opt out of application of the statutory provisions limiting business combinations with interested stockholders by making a statement to that effect in its certificate of incorporation. We did not do so in our Nevada Articles of Incorporation and the Certificate of Incorporation for Halozyme Delaware also does not opt out of the application of the statutory provisions.

Significant Differences Between Our Current Charter Documents and the Charter Documents of Halozyme Delaware

The following comparison of our current Articles of Incorporation and Bylaws with the Certificate of Incorporation and Bylaws of Halozyme Delaware summarizes the important differences between the two sets of charter documents, but is not intended to list all the differences.

Size of Board of Directors.  Our current Bylaws provide that the number of directors shall be between four and nine persons, with the current number of directors fixed at nine. Under the current Bylaws, the exact number of directors can be changed pursuant to an amendment to the Bylaws adopted by either the board of directors or by our stockholders. The Bylaws of Halozyme Delaware provide that, subject to any rights of holders of preferred stock to elect additional directors under specified circumstances, the number of directors will be fixed from time to time exclusively by resolution of the board of directors.

Vacancies on the Board of Directors.  Our current Bylaws provide that in the event that a director is removed by either court order or stockholder vote, then the vacancy created by such removal may only be filled by the vote of stockholders at a duly held meeting. Subject to any rights of holders of preferred stock, the Bylaws of Halozyme Delaware provide that any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause will be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, and not by the stockholders.

Written Consent of Stockholders.  Our current Bylaws prohibit any action required or permitted to be taken at a meeting of the stockholders to be taken without a meeting by written action signed by a majority of the stockholders entitled to vote on such action. Going forward, this prohibition against stockholder consents will also be contained in the Certificate of Incorporation of Halozyme Delaware.

Adjourned Meetings; Notice.  Under our current Bylaws, in the event a stockholder meeting is adjourned for more than sixty days, a notice of the adjourned meeting must be given to each stockholder entitled to vote at such meeting. Under the Bylaws of Halozyme Delaware, such a notice must be given to stockholders upon the adjournment of a meeting for more than thirty days.

Notice of Special Board Meetings.  Under our current Bylaws, notice of a special meeting of our board of directors must be delivered to the directors at least 48 hours in advance of the special meeting, in most cases. Under the Bylaws of Halozyme Delaware, the advance notice period is 24 hours, in most cases.

Insurance.  Our current Bylaws provide that we may purchase and maintain insurance on behalf of directors, officers and other employees and agents whether or not we have the power to indemnify such persons under our current bylaws. Under the Bylaws of Halozyme Delaware, we will be required to maintain such insurance to the extent such insurance is reasonably available.

Effect of the Reincorporation

The Reincorporation will not have any effect on the transferability of outstanding stock certificates. The Reincorporation will be reflected by our transfer agent, currently Corporate Stock Transfer, in book-entry. For those stockholders that hold physical certificates, please do not destroy or send your stock certificates to Corporate Stock Transfer, as those stock certificates should be carefully preserved by you. You will not receive new share certificates until your current certificates are presented for transfer, at which time the certificates reflecting a Nevada corporation will be exchanged for certificates reflecting shares issued by Halozyme Delaware.

United States Federal Income Tax Consequences

The following discussion of the material federal income tax consequences to our stockholders resulting from the Reincorporation is based upon the Internal Revenue Code (the “Code”), regulations promulgated thereunder, Internal Revenue Service rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the Reincorporation.

This discussion is only for general information to stockholders who hold their shares as capital assets. This discussion does not address every aspect of federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of our company with and into Halozyme Delaware, which will effect the Reincorporation (the “Merger”), will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Merger, and, therefore, the Reincorporation, would be as follows: (i) we and Halozyme Delaware will not recognize any gain or loss as a result of the Merger; (ii) no gain or loss will be recognized by holders of common stock on the conversion of common stock into Halozyme Delaware common stock; (iii) the aggregate adjusted tax basis of the Halozyme Delaware common stock received by a holder of common stock in the Merger will be the same as the aggregate adjusted tax basis of the common stock converted in the Merger; and (iv) the holding period, for U.S. federal income tax purposes, for the Halozyme Delaware common stock received in the Merger by a holder of common stock will include the period during which the holder held the converted common stock.

If the Merger fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then a holder of common stock whose shares of common stock are converted to Halozyme Delaware common stock may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the Halozyme Delaware shares received by that stockholder and the stockholder’s adjusted tax basis in the converted shares of common stock. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements

Each of our stockholders who is a “significant holder” that receives Halozyme Delaware common stock in the Merger will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the common stock surrendered and the fair market value of the Halozyme Delaware common stock, if any, received in the Merger, and to retain permanent records of these facts relating to the Merger. A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the Reincorporation, including the applicable federal, state, local and foreign tax consequences.

Material Accounting Implications

There is no material accounting impact of the Reincorporation of our company in Delaware.

Regulatory Approvals

We are required to obtain the approval of our stockholders under Nevada Law in order to effect the Reincorporation. In order to obtain this approval, we are required to prepare and circulate to our stockholders proxy materials meeting the requirements of the rules and regulations of the SEC. This proxy statement has been prepared by us in accordance with such rules and regulations, and is being circulated in order to obtain the required stockholder approval. Once such approval is obtained, we are required to file a Certificate of Merger with the State of Delaware and Articles of Merger with the State of Nevada in order to effect the Reincorporation. Other than the foregoing, no federal or state regulatory requirements must be complied with or approval must be obtained in connection with the Merger and the Reincorporation.

Dissenters’ Rights of Appraisal

Under Nevada Law, there will be no stockholder rights of appraisal in connection with the Reincorporation provided that our common stock remains listed on the Nasdaq Global Market at the time of the Reincorporation.

Vote Required and Recommendation of the Board of Directors

A broker who holds shares in street name will not be entitled to vote on this proposal without instructions from the beneficial owner. Since this proposal requires the affirmative vote of at least a majority of the shares of common stock outstanding as of the record date, abstentions and broker nonvotes will have the effect of a negative vote with respect to such proposal. Stockholders are urged to mark the boxes on the proxy card to indicate how their shares will be voted.

The board of directors recommends you vote “For” approval of an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of September 3, 2007, certain information with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by Halozyme to be the beneficial owner of more than 5% of our Common Stock, (ii) each director of Halozyme, (iii) each executive officer named in the Summary Compensation Table in the annual report for our most recently completed fiscal year, and (iv) all directors and executive officers of Halozyme as a group:

	Number of Shares
	Beneficially
Beneficial Owner(1)	Owned(2)	Percent(3)

Randal J. Kirk(4)	11,037,830	14.4%
The Governor Tyler, 1881 Grove Avenue Radford, Virginia 24141
QVT Financial LP(5)	5,894,410	7.7%
527 Madison Avenue, 8th Floor New York, New York 10022
Gregory I. Frost(6)	3,937,131	5.1%
Jonathan E. Lim(7)	2,806,609	3.6%
David A. Ramsay(8)	796,288	1.0%
Don A. Kennard(9)	471,464	*
Richard C. Yocum(10)	95,142	*
John S. Patton(11)	277,471	*
Kenneth J. Kelley	15,000	*
Robert L. Engler(12)	275,000	*
Steven T. Thornton	15,000	*
Connie L. Matsui(13)	40,000	*
Kathryn E. Falberg	15,000	*
Directors and executive officers as a group (12 persons)(14)	19,781,935	24.4%

*	Less than 1%

(1)	Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. Unless otherwise noted, the address for each beneficial owner is: c/o Halozyme Therapeutics, Inc., 11588 Sorrento Valley Rd., Suite 17, San Diego, CA 92121.

(2)	Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of shares that can be acquired by such person within 60 days upon the exercise of options or warrants.

(3)	Calculated on the basis of 76,738,367 shares of Common Stock outstanding as of September 3, 2007, provided that any additional shares of Common Stock that a stockholder has the right to acquire within 60 days after September 3, 2007, are deemed to be outstanding for the purpose of calculating that stockholder’s percentage beneficial ownership.

(4)	Based on a Form 13D/A filed by Randal J. Kirk with the SEC on June 5, 2007. Includes shares held by the following entities over which Mr. Kirk (or an entity over which he exercises exclusive control) exercises exclusive control: 522,460 shares held by RJK, L.L.C.; 135,000 shares held by Third Security Staff 2001, LLC; 3,000,000 shares held by Radford Investments Limited Partnership; 2,189,050 shares held by Randal J. Kirk (2000) Limited Partnership; 1,326,320 shares held by New River Management IV, L.P.; and 3,500,000 shares held by New River Management V, L.P.

(5)	Based on a Schedule 13G/A filed by QVT Fund LP with the SEC on February 13, 2007. QVT Financial LP (“QVT Financial”) is the investment manager for QVT Fund LP (the “Fund”), which beneficially owns 5,606,777 shares of Common Stock, consisting of 4,646,777 shares of Common Stock and 960,000 warrants to purchase additional Common Shares (the “Warrants”). QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 287,633 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Common Stock held by each of the Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 5,894,410 shares of Common Stock, consisting of the shares owned or eligible for purchase by the Fund and the shares held in the Separate Account.

QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of Common Stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund, may be deemed to beneficially own the same number of shares of Common Stock reported by the Fund. Each of QVT Financial and QVT Financial GP LLC disclaim beneficial ownership of the shares of Common Stock beneficially owned by the Fund and the shares of Common Stock held in the Separate Account. QVT Associates GP LLC disclaims beneficial ownership of all shares of Common Stock beneficially owned by the Fund, except to the extent of its pecuniary interest therein.

(6)	Includes 917,525 shares subject to options that may be exercised within 60 days after September 3, 2007.

(7)	Includes 2,133,299 shares subject to warrants and options that may be exercised within 60 days after September 3, 2007.

(8)	Includes 394,878 shares subject to options that may be exercised within 60 days after September 3, 2007.

(9)	Includes 468,464 shares subject to options that may be exercised within 60 days after September 3, 2007.

(10)	Includes 29,167 shares subject to options that may be exercised within 60 days after September 3, 2007.

(11)	Includes 185,000 shares subject to options that may be exercised within 60 days after September 3, 2007.

(12)	Includes 235,000 shares subject to options that may be exercised within 60 days after September 3, 2007.

(13)	Includes 10,000 shares subject to options that may be exercised within 60 days after September 3, 2007.

(14)	Includes 4,373,333 shares subject to warrants and options that may be exercised within 60 days after September 3, 2007 beneficially owned by all executive officers and directors.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2008 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than November 12, 2007. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not later than November 12, 2007.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the board of directors knows of no other business that will be conducted at the Special Meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

David A. Ramsay

Chief Financial Officer and Secretary

October 11, 2007

Exhibit A

AGREEMENT AND PLAN OF MERGER
OF
HALOZYME THERAPEUTICS, INC.
(A NEVADA CORPORATION)
WITH
AND INTO
HALOZYME THERAPEUTICS, INC.
(A DELAWARE CORPORATION)

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) dated as of November          , 2007, by and between Halozyme Therapeutics, Inc., a Nevada corporation (“HALO-Nevada”), and Halozyme Therapeutics, Inc., a Delaware corporation and wholly-owned subsidiary of HALO-Nevada (“HALO-Delaware”), is made with respect to the following facts.

RECITALS

WHEREAS, HALO-Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, HALO-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, the respective Boards of Directors for HALO-Nevada and HALO-Delaware have determined that, for purposes of effecting the reincorporation of HALO-Nevada in the State of Delaware, it is advisable and to the advantage of said two corporations and their stockholders that HALO-Nevada merge with and into HALO-Delaware so that HALO-Delaware is the surviving corporation on the terms provided herein (the “Merger”); and

WHEREAS, the respective Board of Directors HALO-Nevada and HALO-Delaware, the stockholders of HALO-Nevada, and the sole stockholder of HALO-Delaware have adopted and approved this Agreement.

NOW THEREFORE, based upon the foregoing, and in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties to this Agreement agree as follows.

ARTICLE I

THE MERGER

1.1  The Merger; Surviving Corporation.  Subject to the terms and conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.5 below), HALO-Nevada shall be merged with and into HALO-Delaware, subject to and upon the terms and conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”) and the applicable provisions of the Nevada Revised Statutes (the “NRS”), and the separate existence of HALO-Nevada shall cease. HALO-Delaware shall be the surviving entity (the “Surviving Corporation”) and shall continue to be governed by the DGCL.

1.2  Constituent Corporations.  The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

(a) HALO-Nevada: Halozyme Therapeutics, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address of 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121; and

(b) HALO-Delaware: Halozyme Therapeutics, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address of 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121.

1.3  Surviving Corporation.  Halozyme Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

1.4  Address of Principal Office of the Surviving Corporation.  The address of HALO-Delaware, as the Surviving Corporation, shall be 11588 Sorrento Valley Road, Suite 17, San Diego, CA 92121.

1.5  Effective Time.  The Merger shall become effective (the “Effective Time”), on the date upon which the last to occur of the following shall have been completed:

(a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of HALO-Nevada by the Board of Directors of HALO-Nevada and approved by a majority of the voting power of the outstanding stock of HALO-Nevada entitled to vote thereon, in accordance with the requirements of the NRS;

(b) This Agreement and the Merger shall have been adopted by the Board of Directors of HALO-Delaware in accordance with the requirements of the DGCL;

(c) The effective date of the Merger as stated in the executed Articles of Merger (the “Articles of Merger”) filed with the Secretary of State for the State of Nevada; and

(d) An executed Certificate of Merger (the “Certificate of Merger”) or an executed counterpart to this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

1.6  Effect of the Merger.  The effect of the Merger shall be as provided in this Agreement, the Articles of Merger, the Certificate of Merger and the applicable provisions of the DGCL and the NRS. Without limiting the foregoing, from and after the Effective Time, all the property, rights, privileges, powers and franchises of HALO-Nevada shall vest in HALO-Delaware, as the Surviving Corporation, and all debts, liabilities and duties of HALO-Nevada shall become the debts, liabilities and duties of HALO-Delaware, as the Surviving Corporation.

1.7  Certificate of Incorporation; Bylaws.

(a) From and after the Effective Time, the Certificate of Incorporation of HALO-Delaware shall be the Certificate of Incorporation of the Surviving Corporation.

(b) From and after the Effective Time, the Bylaws of HALO-Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

1.8  Officers and Directors.  The officers of HALO-Nevada immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of HALO-Nevada immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain as directors for the term dictated by each director’s class of directorship (e.g. Class I, Class II or Class III) until their successors are duly elected and qualified or their prior resignation, removal or death.

ARTICLE II

CONVERSION OF SHARES

2.1  Conversion of Common Stock of HALO-Nevada.  At the Effective Time by virtue of the Merger, and without any action on part of the holders of any outstanding shares of HALO-Nevada:

(a) each share of common stock of HALO-Nevada, par value of $.001 per share, issued and outstanding immediately prior to the Effective Time shall be converted (without the surrender of stock certificates or any other action) into one (1) fully paid and non-assessable share of common stock, par value $0.001, of HALO-Delaware’s common stock, $.001 par value per share (the “Common Stock”); and

(b) the one thousand shares of HALO-Delaware common stock owned by HALO-Nevada shall be canceled at the Effective Time.

2.2  HALO-Nevada Options, Stock Purchase Rights, Convertible Securities.

(a) From and after the Effective Time, the Surviving Corporation shall assume the obligations of HALO-Nevada under, and continue, the option plans and all other employee benefit plans of HALO-Nevada. Each outstanding and unexercised option, other right to purchase, or security convertible into or exercisable for, HALO-Nevada common stock (a “Right”) shall become, an option, right to purchase or a security convertible into the Surviving Corporation’s Common Stock, on the basis of one share of the Surviving Corporation’s Common Stock for each one share of HALO-Nevada common stock issuable pursuant to any such Right, on the same terms and conditions and at an exercise price equal to the exercise price applicable to any such HALO-Nevada Right from and after the Effective Time. This paragraph 2.2(a) shall not apply to currently issued and outstanding HALO-Nevada common stock. Such common stock is subject to paragraph 2.1 hereof.

(b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and convertible securities equal to the number of shares of HALO-Nevada common stock so reserved immediately prior to the Effective Time.

2.3  Certificates.  At and after the Effective Time, all of the outstanding certificates that immediately prior thereto represented shares of common stock, options, warrants or other securities of HALO-Nevada shall be deemed for all purposes to evidence ownership of and to represent the shares of the respective common stock, options, warrants or other securities of HALO-Delaware, as the case may be, into which the shares of common stock, options, warrants or other securities of HALO-Nevada represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of common stock, options, warrants or other securities of HALO-Delaware, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE III

TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

3.1  Transfer, Conveyance and Assumption.  At the Effective Time, HALO-Delaware shall continue in existence as the Surviving Corporation, and without further action on the part of HALO-Nevada or HALO-Delaware, succeed to and possess all the rights, privileges and powers of HALO-Nevada, and all the assets and property of whatever kind and character of HALO-Nevada shall vest in HALO-Delaware without further act or deed. Thereafter, HALO-Delaware, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of HALO-Nevada, and any claim or judgment against HALO-Nevada may be enforced against HALO-Delaware as the Surviving Corporation, in accordance with Section 259 of the DGCL.

3.2  Further Assurances.  If at any time HALO-Delaware shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in it the title to any property or right of HALO- Nevada, or otherwise to carry out the provisions hereof, officers of HALO-Nevada as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances, and do all things necessary and proper to vest, perfect or convey title to such property or right in HALO-Delaware and otherwise to carry out the provisions hereof.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF HALO-NEVADA

HALO-Nevada represents and warrants to HALO-Delaware as follows:

4.1  Validity of Actions.  HALO-Nevada (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of HALO-

Nevada. HALO-Nevada has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of HALO-Nevada, enforceable against HALO-Nevada in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of HALO-Nevada’s Articles of Incorporation or Bylaws, nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which HALO-Nevada is a party or by which it or its assets may be bound, or cause a breach of any applicable Federal or state law or governmental regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF HALO-DELAWARE

HALO-Delaware represents and warrants to HALO-Nevada as follows:

5.1  Validity of Actions.  HALO-Delaware (a) is duly organized, validly existing and in good standing under the laws of the State of Delaware, and (b) has full power and authority to enter into this Agreement and to carry out all acts contemplated by it. This Agreement has been duly executed and delivered on behalf of HALO-Delaware. HALO- Delaware has received all necessary authorization to enter into this Agreement, and this Agreement is a legal, valid and binding obligation of HALO- Delaware, enforceable against HALO- Delaware in accordance with its terms. The execution and delivery of this Agreement and consummation of the transactions contemplated by it will not violate any provision of the Certificate of Incorporation or Bylaws of HALO-Delaware nor violate, conflict with or result in any breach of any of the terms, provisions or conditions of, or constitute a default or cause acceleration of, any indebtedness under any agreement or instrument to which HALO-Delaware is a party or by which it or its assets may be bound, or cause a breach of any applicable federal or state law or regulation, or any applicable order, judgment, writ, award, injunction or decree of any court or governmental instrumentality.

ARTICLE VI

FURTHER ACTIONS

6.1  Additional Documents.  At the request of any party, each party will execute and deliver any additional documents and perform in good faith such acts as reasonably may be required in order to consummate the transactions contemplated by this Agreement.

ARTICLE VII

CONDITIONS TO THE MERGER

The obligation of HALO-Delaware and of HALO-Nevada to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions:

7.1  Bring Down.  The representations and warranties set forth in this Agreement shall be true and correct in all material respects at, and as of, the Effective Time as if then made as of the Effective Time.

7.2  No Statute, Rule or Regulation Affecting.  At the Effective Time, there shall be no statute, or regulation enacted or issued by the United States or any State, or by a court, which prohibits or challenges the consummation of the Merger.

7.3  Satisfaction of Conditions.  All other conditions to the Merger set forth herein shall have been satisfied.

ARTICLE VIII

TERMINATION; AMENDMENT; WAIVER

8.1  Termination.  This Agreement and the transactions contemplated hereby may be terminated at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, by mutual consent of the Board of Directors of HALO-Delaware and the Board of Directors of HALO-Nevada.

8.2  Amendment.  The parties hereto may, by written agreement, amend this Agreement at any time prior to the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, provided that any such amendment must first be approved by the Board of Directors of HALO-Nevada.

8.3  Waiver.  At any time prior to the Effective Time, any party to this Agreement may extend the time for the performance of any of the obligations or other acts of any other party hereto, or waive compliance with any of the agreements of any other party or with any condition to the obligations hereunder, in each case only to the extent that such obligations, agreements and conditions are intended for its benefit.

ARTICLE IX

MISCELLANEOUS

9.1  Expenses.  If the Merger becomes effective, all of the expenses incurred in connection with the Merger shall be paid by HALO-Delaware.

9.2  Notice.  Except as otherwise specifically provided, any notices to be given hereunder shall be in writing and shall be deemed given upon personal delivery or upon mailing thereof, if mailed by certified mail, return receipt requested, to the following addresses (or to such other address or addresses shall be specified in any notice given):

In the case of HALO-Delaware:

HALOZYME THERAPEUTICS, INC.
11588 Sorrento Valley Road, Suite 17
San Diego, CA 92121

In the case of HALO-Nevada:

HALOZYME THERAPEUTICS, INC.
11588 Sorrento Valley Road, Suite 17
San Diego, CA 92121

9.3  Non-Assignability.  This Agreement shall not be assignable by any of the parties hereto.

9.4  Entire Agreement.  This Agreement contains the parties’ entire understanding and agreement with respect to its subject matter, and any and all conflicting or inconsistent discussions, agreements, promises, representations and statements, if any, between the parties or their representatives that are not incorporated in this Agreement shall be null and void and are merged into this Agreement.

9.5  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to conflicts of law principles.

9.6  Headings.  The various section headings are inserted for purposes of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9.7  Gender; Number.  All references to gender or number in this Agreement shall be deemed interchangeably to have a masculine, feminine, neuter, singular or plural meaning, as the sense of the context requires.

9.8  Severability.  The provisions of this Agreement shall be severable, and any invalidity, unenforceability or illegality of any provision or provisions of this Agreement shall not affect any other provision or provisions of this Agreement, and each term and provision of this Agreement shall be construed to be valid and enforceable to the full extent permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by an officer duly authorized to do so, all as of the day and year first above written.

HALOZYME THERAPEUTICS, INC.,
a Nevada Corporation

By:
Jonathan E. Lim
President and Chief Executive Officer

HALOZYME THERAPEUTICS, INC.,
a Delaware Corporation

By:
Jonathan E. Lim
President and Chief Executive Officer

Exhibit B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HALOZYME THERAPEUTICS, INC.

(Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware)

Halozyme Therapeutics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware on August 23, 2007 (the “Corporation”) certifies as follows:

1. The Corporation’s Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and sole stockholder by written consent in accordance with Sections 242 and 245 of the General Corporation Law.

2. The Corporation’s Certificate of Incorporation is amended and restated to read in full as follows:

FIRST:  The name of the corporation is:

Halozyme Therapeutics, Inc.

SECOND:  The address of its registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  The corporation is authorized to issue two classes of stock, to be designated “Common Stock,” with a par value of $0.001 per share, and “Preferred Stock,” with a par value of $0.001 per share. The total number of shares of Common Stock that the corporation shall have authority to issue is 150,000,000, and the total number of shares of Preferred Stock that the corporation shall have authority to issue is 20,000,000.

The corporation’s Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the state of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of any class of capital stock of the corporation may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding Common Stock of the corporation, without the approval of the holders of the Preferred Stock, or of any series thereof, unless the approval of any such holders is required pursuant to the certificate or certificates establishing any series of Preferred Stock.

FIFTH:

A. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation. Election of directors need not be by written ballot, unless the Bylaws so provide.

B. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

SIXTH:  The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of Bylaws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

SEVENTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

EIGHTH:  The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate to be signed by a duly authorized officer on this 8th day of October, 2007.

Halozyme Therapeutics, Inc.

/s/  Jonathan E. Lim
Jonathan E. Lim
President and Chief Executive Officer

HALOZYME THERAPEUTICS, INC.

CERTIFICATE
OF DESIGNATION, PREFERENCES AND RIGHTS
OF THE TERMS OF THE
SERIES A PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law of the State of Delaware:

We, the President and Chief Executive Officer and the Secretary, respectively, of Halozyme Therapeutics, Inc., organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DO HEREBY CERTIFY:

That pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation of the said Corporation, the said Board of Directors on October   , 2007, adopted the following resolution creating a series of 500,000 shares of Preferred Stock designated as Series A Preferred Stock:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of its Certificate of Incorporation, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”), $0.001 par value per share, and the number of shares constituting such series shall be 500,000.

Section 2.  Dividends and Distributions.

(A) The dividend rate on the shares of Series A Preferred Stock shall be for each quarterly dividend (hereinafter referred to as a “quarterly dividend period”), which quarterly dividend periods shall commence on January 1, April 1, July 1 and October 1 each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”) (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $625.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event this Company shall at any time after May 29, 2006 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend

Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in the Certificate of Incorporation or Bylaws, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, in the Certificate of Incorporation and in the Bylaws, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 5.  Liquidation, Dissolution or Winding Up.

(A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive the greater of (a) $25,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6.  Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  No Redemption.  The shares of Series A Preferred Stock shall not be redeemable.

Section 8.  Fractional Shares.  Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

Section 9.  Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 9, purchase or otherwise acquire such shares at such time and in such manner.

Section 10.  Ranking.  The Series A Preferred Stock shall be junior to all other Series of the Corporation’s preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any series shall provide otherwise.

Section 11.  Amendment.  The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock voting together as a single class.

IN WITNESS WHEREOF, we have executed and subscribed this Certificate and do affirm the foregoing as true under the penalties of perjury this            day of October, 2007.

Jonathan E. Lim, President and Chief
Executive Officer

David A. Ramsay, Secretary and Chief
Financial Officer

Exhibit C

BYLAWS
OF
HALOZYME THERAPEUTICS, INC.

BYLAWS OF
HALOZYME THERAPEUTICS, INC.

ARTICLE I

STOCKHOLDERS

1.1  Place of Meetings.  All meetings of stockholders shall be held at such place (if any) within or without the State of Delaware as may be designated from time to time by the Board of Directors (the “Board”).

1.2  Annual Meeting.  The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting. In lieu of holding an annual meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any annual meeting of stockholders may be held solely by means of remote communication.

1.3  Special Meetings.  Special meetings of stockholders may be called at any time by the Board of Directors or the Chairman of the Board, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place (if any), on such date and at such time as the Board may fix. In lieu of holding a special meeting of stockholders at a designated place, the Board of Directors may, in its sole discretion, determine that any special meeting of stockholders may be held solely by means of remote communication. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.

1.4  Notice of Meetings.

(a) Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notice of any meeting shall state the place, if any, date and hour of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

(b) Notice to stockholders may be given by personal delivery, mail, or, with the consent of the stockholder entitled to receive notice, by facsimile or other means of electronic transmission. If mailed, such notice shall be delivered by postage prepaid envelope directed to each stockholder at such stockholder’s address as it appears in the records of the corporation and shall be deemed given when deposited in the United States mail. Notice given by electronic transmission pursuant to this subsection shall be deemed given: (1) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (4) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by personal delivery, by mail, or by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(c) Notice of any meeting of stockholders need not be given to any stockholder if waived by such stockholder either in a writing signed by such stockholder or by electronic transmission, whether such waiver is given before or after such meeting is held. If such a waiver is given by electronic transmission, the electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder.

1.5  Voting List.  The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order for each class of stock and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, in the manner provided by law. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

1.6  Quorum.  Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. Where a separate class vote by a class or classes or series is required, a majority of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.

1.7  Adjournments.  Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the chairman of the meeting or, in the absence of such person, by any officer entitled to preside at or to act as secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the date, time, and place, if any, thereof, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

1.8  Voting and Proxies.  Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. Any copy, facsimile transmission or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

1.9  Action at Meeting.  When a quorum is present at any meeting, any election of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and any other matter shall be determined by a majority in voting power of the shares present in person or represented by proxy and entitled to vote on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of the shares of each such class present in person or represented by proxy and entitled to vote on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a vote by ballot shall be taken. Each ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

1.10  Notice of Stockholder Business.

(a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder of record. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier than the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. “Public announcement” for purposes hereof shall have the meaning set forth in Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. To be properly brought before a special meeting, business must be brought before the meeting by or at the direction of the Board of Directors.

(b) A stockholder’s notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are owned beneficially and of record by the stockholder and such other beneficial owner, (iv) any material interest of the stockholder and such other beneficial owner in such business and (v) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal.

(c) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

1.11  Conduct of Business.  At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, or, in his or her absence, such other person as may be appointed by the Board of Directors, shall act as chairman. The Secretary of the corporation or a person designated by the chairman of the meeting shall act as secretary of the meeting. Unless otherwise approved by the chairman of the meeting, attendance at the stockholders’ meeting is restricted to stockholders of record, persons authorized in accordance with Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman’s discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance.

The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. Without limiting the foregoing, the chairman may

(a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the presiding officer or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting. Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section 1.10 above. The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

1.12  Stockholder Action Without Meeting.  Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.

1.13  Meetings by Remote Communication.  If authorized by the Board of Directors, and subject to such guidelines and procedures as the Board may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication, participate in the meeting and be deemed present in person and vote at the meeting, whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxy holder, (ii) the corporation shall implement reasonable measures to provide such stockholders and proxy holders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxy holder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the corporation.

ARTICLE II

BOARD OF DIRECTORS

2.1  General Powers.  The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

2.2  Number and Term of Office.  Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall initially be one (1) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). At such time as the Board of Directors has three or more members, the Board of Directors shall be divided into three classes, each class to serve for a term of three (3) years and to be as nearly equal in number as possible. Class I shall be comprised of directors who shall initially serve until the annual meeting of stockholders in 2008, and thereafter for terms of three years and until their successor shall have been elected and qualified. Class II shall be comprised of directors who shall initially serve until the annual meeting of stockholders in 2009, and thereafter for terms of three years and until their successors shall have been elected and qualified. Class III shall be comprised of directors who shall initially serve until the annual meeting of stockholders in 2010, and thereafter for terms of three years and until their successors shall have been elected and qualified. Directors shall be elected at each annual meeting of the stockholders to hold office until the expiration of their respective term, but if any such annual meeting is not held or the directors are not elected at any annual meeting, the directors may be elected at any special meeting of stockholders held for that purpose, or at the next annual meeting of stockholders held thereafter. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until his earlier resignation or removal or his office has been declared vacant in the manner provided in these bylaws. Directors need not be stockholders.

2.3  Vacancies and Newly Created Directorships.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), or by the sole remaining director and directors so chosen shall hold office until the expiration of the applicable term for that particular director seat or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

2.4  Resignation.  Any director may resign by delivering notice in writing or by electronic transmission to the President, Chairman of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

2.5  Removal.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of two-thirds (2/3rds) of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the sole remaining director. Directors so chosen shall hold office until the term of office of the class to which they have been elected expires.

2.6  Regular Meetings.  Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

2.7  Special Meetings.  Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or two or more directors and may be held at any time and place, within or without the State of Delaware.

2.8  Notice of Special Meetings.  Notice of any special meeting of directors shall be given to each director by whom it is not waived by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone, electronic transmission or voice message system at least 24 hours in advance of the meeting, (ii) sending a facsimile to his last known facsimile number, or delivering written notice by hand to his last known business or home address, at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

2.9  Participation in Meetings by Telephone Conference Calls or Other Methods of Communication.  Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

2.10  Quorum.  A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

2.11  Action at Meeting.  At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

2.12  Action by Written Consent.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.13  Committees.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

2.14  Compensation of Directors.  Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

2.15  Nomination of Director Candidates.

(a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors at an annual meeting may be made by (i) the Board of Directors or a duly authorized committee thereof or (ii) any stockholder entitled to vote in the election of Directors generally who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder’s intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation’s principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation’s (or the corporation’s predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder or such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (v) the consent of each nominee to serve as a director of the corporation if so elected; (vi) the class and number of shares of the corporation that are owned beneficially and of record by such stockholder and such beneficial owner; and (vii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation’s (or its predecessor’s) proxy statement was released to stockholders in connection with the previous year’s annual meeting, a stockholder’s notice required by this Section 2.15(a) shall also be considered timely, but only with respect to n ominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

(b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting by (i) or at the direction of the Board of Directors or a committee thereof or (ii) any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation’s notice of meeting, if the stockholder’s notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(e) Only persons nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination was made in accordance with the procedures set forth in this Section 2.15 and (b) if any proposed nomination was not made in compliance with this Section 2.15, to declare that such nomination shall be disregarded.

(f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section 2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

ARTICLE III

OFFICERS

3.1  Enumeration.  The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board of Directors and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2  Election/Appointment.  Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting. The Board of Directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

3.3  Qualification.  No officer need be a stockholder. Any two or more offices may be held by the same person.

3.4  Tenure.  Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

3.5  Resignation and Removal.  Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

3.6  Chairman of the Board.  The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the Board of Directors.

3.7  Chief Executive Officer.  The Chief Executive Officer of the corporation shall, subject to the direction of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. He shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

3.8  President.  Subject to the direction of the Board of Directors and such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if such titles be held by other officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the corporation. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board and the Chief Executive Officer.

3.9  Vice Presidents.  Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

3.10  Secretary and Assistant Secretaries.  The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the Secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

3.11  Treasurer.  The Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

3.12  Chief Financial Officer.  The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer of the corporation.

3.13  Salaries.  Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

3.14  Delegation of Authority.  The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

4.1  Issuance of Stock.  Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

4.2  Certificates of Stock.  The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series of its stock shall be uncertificated shares; provided, however, that no such resolution shall apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates, and, upon written request to the corporation’s transfer agent or registrar, any holder of uncertificated shares, shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of

Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

4.3  Transfers.  Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation: (i) in the case of shares represented by a certificate, by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require; and (ii) in the case of uncertificated shares, upon the receipt of proper transfer instructions from the registered owner thereof. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

4.4  Lost, Stolen or Destroyed Certificates.  The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, or it may issue uncertificated shares if the shares represented by such certificate have been designated as uncertificated shares in accordance with Section 4.2, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar (including the delivery of a bond in an amount determined by the corporation).

4.5  Record Date.  The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted and shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE V

GENERAL PROVISIONS

5.1  Fiscal Year.  The fiscal year of the corporation shall be as fixed by the Board of Directors.

5.2  Corporate Seal.  The corporate seal shall be in such form as shall be approved by the Board of Directors.

5.3  Waiver of Notice.  Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person’s duly authorized attorney, or by electronic transmission or any other method permitted under the Delaware General Corporation Law, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting to the timeliness of notice.

5.4  Actions with Respect to Securities of Other Corporations.  Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation’s ownership of securities in such other corporation or other organization.

5.5  Evidence of Authority.  A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

5.6  Certificate of Incorporation.  All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

5.7  Severability.  Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

5.8  Pronouns.  All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

5.9  Notices.  Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by commercial courier service, or by facsimile or other electronic transmission, provided that notice to stockholders by electronic transmission shall be given in the manner provided in Section 232 of the Delaware General Corporation Law. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, facsimile, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails. Without limiting the manner by which notice otherwise may be given effectively, notice to any stockholder shall be deemed given: (1) if by facsimile, when directed to a number at which the stockholder has consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (3) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; (4) if by any other form of electronic transmission, when directed to the stockholder; and (5) if by mail, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation.

5.10  Reliance Upon Books, Reports and Records.  Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation as provided by law, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

5.11  Time Periods.  In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

5.12  Facsimile Signatures.  In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

ARTICLE VI

AMENDMENTS

6.1  By the Board of Directors.  Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

6.2  By the Stockholders.  Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the corporation issued and outstanding and entitled to vote generally in any election of directors, voting together as a single class. Such vote may be held at any annual meeting of stockholders, or at any special meeting of stockholders provided that notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

ARTICLE VII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

7.1  Right to Indemnification.  Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (“proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 7.2 of this Article VII, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification or advancement under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that the payment of such expenses incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified under this Section or otherwise.

7.2  Right of Claimant to Bring Suit.  If a claim under Section 7.1 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, or 20 days in the case of a claim for advancement of expenses, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the corporation shall be entitled to recover such expenses upon a final judicial decision from which there is no further right to appeal that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, shall be on the corporation.

7.3  Indemnification of Employees and Agents.  The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

7.4  Non-Exclusivity of Rights.  The rights conferred on any person in this Article VII shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

7.5  Indemnification Contracts.  The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VII.

7.6  Insurance.  The corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

7.7  Effect of Amendment.  Any amendment, repeal or modification of any provision of this Article VII shall not adversely affect any right or protection of an indemnitee or his successor existing at the time of such amendment, repeal or modification.

HALOZYME THERAPEUTICS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 14, 2007

The undersigned hereby appoints Jonathan E. Lim and David A. Ramsay, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Halozyme Therapeutics, Inc. (the “Company”) which the undersigned may be entitled to vote at the Special Meeting of Stockholders of the Company to be held at the Halozyme Conference Center, 11404 Sorrento Valley Road, San Diego, California 92121, on Wednesday, November 14, 2007, at 9:00 a.m. local time and at any and all adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

The shares represented by this proxy card will be voted as directed or, if this card contains no specific voting instructions, these shares will be voted in accordance with the recommendations of the board of directors.

YOUR VOTE IS IMPORTANT. You are urged to complete, sign, date and promptly return the accompanying proxy in the enclosed envelope, which is postage prepaid if mailed in the United States.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Whether or not you plan to attend the meeting in person, you are urged to sign and promptly mail this proxy in the return envelope so that your stock may be represented at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS:

1.	To approve an Agreement and Plan of Merger pursuant to which we will reincorporate from the State of Nevada to the State of Delaware.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN
Please sign below, exactly as name or names appear on this proxy. If the stock is registered in the names of two or more persons (Joint Holders), each should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, give printed name and full title. If more than one trustee, all should sign.

Stockholder Signature	Date

Joint Holder Signature (if applicable)	Date